Supplement Dated June 19, 2015
To The Statement of Additional Information
Dated April 27, 2015

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective June 19, 2015.

On page 32, please delete the first paragraph in the section entitled "Securities Lending" and replace it with the following:

Securities Lending. The Board has approved each Fund's participation in a securities lending program. Under the securities lending program, JPMorgan Chase Bank, N.A. serves as securities lending agent for all of the Funds except for the following Funds, for which State Street Bank and Trust Company serves as securities lending agent: the JNL/DFA U.S. Micro Cap Fund, JNL/DoubleLine Total Return Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Lazard International Strategic Equity Fund, JNL/Neuberger Berman Currency Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/PPM America Long Short Credit Fund, and JNL/T. Rowe Price Capital Appreciation Fund. JPMorgan Chase Bank, N.A. and State Street Bank & Trust Company each also serves as custodian to the respective Funds for which it serves as securities lending agent. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Board will periodically review information on the Funds' securities lending program.

On pages 140-141, in the section entitled "Custodian and Transfer Agent," please delete the section in its entirety and replace it with the following:

Custodian and Transfer Agent.  The custodian has custody of all securities and cash of the Trust maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, acts as custodian for all of the Funds, except the JNL/DFA U.S. Micro Cap Fund, JNL/DoubleLine Total Return Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Lazard International Strategic Equity Fund, JNL/Neuberger Berman Currency Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/PPM America Long Short Credit Fund, and JNL/T. Rowe Price Capital Appreciation Fund.

State Street Bank & Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the JNL/DFA U.S. Micro Cap Fund, JNL/DoubleLine Total Return Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Lazard International Strategic Equity Fund, JNL/Neuberger Berman Currency Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/PPM America Long Short Credit Fund, and JNL/T. Rowe Price Capital Appreciation Fund.

The custodian for certain physical commodities held by the JNL/Van Eck International Gold Fund is The Bank of Nova Scotia, ScotiaMocatta – New York, Metals Operation, One Liberty Plaza, 25th Floor, New York, NY 10006.

Jackson National Asset Management, LLC, 225 West Wacker, Suite 1200, Chicago, Illinois 60606, is the transfer agent and dividend-paying agent for each Fund of the Trust.

This supplement is dated June 19, 2015.